                                                                   Exhibit 99.1
                              PHILIP SERVICES CORP.

CONSOLIDATED STATEMENTS OF EARNINGS

- -------------------------------------------------------------------------------------
(in thousands of US dollars,
except share and per share                  THREE MONTHS                   SIX MONTHS
amounts and in US GAAP)                    ENDED JUNE 30                ENDED JUNE 30
(unaudited)                         1997            1996          1997           1996
- -------------------------------------------------------------------------------------
                                              (Restated)                   (Restated)
                                                (Note B)                     (Note B)
Revenue (Note A)
Metals recovery                 $258,788       $ 58,179       $461,746       $119,378
 Industrial services              91,078         64,951        152,994        117,128
 Utilities management              3,891             --          8,618             --
- -------------------------------------------------------------------------------------
                                 353,757        123,130        623,358        236,506
Operating expenses               291,735         96,556        510,282        183,991
Selling, general and
 administrative costs             22,676         12,777         46,254         24,460
Depreciation and
 amortization                      9,140          6,266         17,590         11,291
- -------------------------------------------------------------------------------------
Income from operations            30,206          7,531         49,232         16,764
Interest expense                   7,963          4,931         13,979          9,973
Other income and
 expense - net                      (676)        (1,270)        (4,051)        (1,799)
- -------------------------------------------------------------------------------------
Earnings from continuing
 operations before tax            22,919          3,870         39,304          8,590
Income taxes                       7,011            810         11,923          1,979
- -------------------------------------------------------------------------------------
Earnings from
 continuing operations            15,908          3,060         27,381          6,611
Discontinued operations
 (net of tax)                         --          4,835             --          5,298
- -------------------------------------------------------------------------------------
Net earnings                     $15,908       $  7,895       $ 27,381       $ 11,909
- -------------------------------------------------------------------------------------
Basic earnings per share
 Continuing operations             $0.22          $0.07          $0.39          $0.17
 Discontinued operations           $  --          $0.11          $  --          $0.12
- -------------------------------------------------------------------------------------
                                   $0.22          $0.18          $0.39          $0.29
- -------------------------------------------------------------------------------------
Fully diluted earnings
  per share
 Continuing operations             $0.22          $0.06          $0.38          $0.14
 Discontinued operations           $  --          $0.09          $  --          $0.10
- -------------------------------------------------------------------------------------
                                   $0.22          $0.15          $0.38          $0.24
- -------------------------------------------------------------------------------------
Weighted average
 number of common
 shares outstanding               71,327         43,688         70,970         40,586
- -------------------------------------------------------------------------------------

A. Revenue figures have been reclassified to disclose the Company's By-Products Recovery and Environmental Services operations as Industrial Services.
B. Prior year figures have been restated to disclose the Company's municipal and commercial solid waste business as discontinued operations.

                             PHILIP SERVICES CORP.

                          CONSOLIDATED BALANCE SHEETS

                  (in thousands of US dollars and in US GAAP)
                                  (unaudited)


                                  JUNE 30      December 31        June 30
                                    1997           1996             1996
                                  -------      -----------        -------
ASSETS
Current assets
   Cash and equivalents        $    7,602       $    6,044       $      607
   Accounts receivable            257,088          199,921          107,788
   Inventory for resale           239,312          181,080           84,976
   Other current assets            36,862           44,690           24,551
                               ----------       ----------       ----------
                                  540,864          431,735          217,922

Fixed assets                      341,494          254,087          267,296
Goodwill                          261,929          235,622          213,980
Other assets                       79,100           55,792           52,604
                               ----------       ----------       ----------
                               $1,223,387       $  977,236       $  751,802
                               ==========       ==========       ==========

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities
   Accounts payable and
     accrued liabilities       $  150,846       $  158,104       $   95,412
   Current maturities of
     long-term debt                 7,956           19,956            7,812
                               ----------       ----------       ----------
                                  158,802          178,060          103,224

Long-term debt                    493,948          282,825          179,012
Deferred income taxes              33,714           31,227           26,207
Other liabilities                  40,025           35,217           29,197
Convertible subordinated
   debentures                          --               --          119,875
Shareholders' Equity              496,898          449,907          294,287
                               ----------       ----------       ----------
                               $1,223,387       $  977,236       $  751,802
                               ==========       ==========       ==========


                             PHILIP SERVICES CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

- -------------------------------------------------------------------------------
(in thousands of US dollars and in US GAAP)            SIX MONTHS ENDED JUNE 30
(unaudited)                                                    1997        1996
- -------------------------------------------------------------------------------
                                                                     (Restated)
                                                                       (Note B)
OPERATING ACTIVITIES
Net earnings from continuing operations                   $  27,381    $  6,611
Items included in earnings not affecting cash
  Depreciation and amortization                              13,844       8,547
  Amortization of goodwill                                    3,746       2,744
  Deferred income taxes                                       1,886      (2,884)
- -------------------------------------------------------------------------------
Cash flow from continuing operations                         46,857      15,018
Cash used to finance working capital                       (112,656)    (31,485)
- -------------------------------------------------------------------------------
Cash used in continuing operating activities                (65,799)    (16,467)
Cash provided by discontinued operating activities               --      21,590
- -------------------------------------------------------------------------------
Cash provided by (used in) operating activities             (65,799)      5,123
- -------------------------------------------------------------------------------
INVESTING ACTIVITIES
Proceeds from sale of solid waste operations                 17,000      38,979
Acquisitions -- including acquired cash
  (bank indebtedness)                                      (104,416)     (5,377)
Purchase of fixed assets                                    (25,900)    (11,177)
Other                                                       (14,273)    (17,781)
- -------------------------------------------------------------------------------
Cash provided by (used in) continuing
  investing activities                                     (127,589)      4,644
Cash used in investing activities
  of discontinued operations                                     --     (10,291)
- -------------------------------------------------------------------------------
Cash used in investing activities                          (127,589)     (5,647)
- -------------------------------------------------------------------------------
FINANCING ACTIVITIES
Changes in long-term debt                                   192,050     (46,388)
Common shares issued                                          2,896      59,216
- -------------------------------------------------------------------------------
Cash provided by continuing financing activities            194,946      12,828
Cash used in financing activities
  of discontinued operations                                     --     (11,697)
- -------------------------------------------------------------------------------
Cash provided by financing activities                       194,946       1,131
- -------------------------------------------------------------------------------
Net change in cash for the period                             1,558         607
Cash position, beginning of period                            6,044          --
- -------------------------------------------------------------------------------
Cash position, end of period                              $   7,602    $    607
- -------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.